Exhibit 99.2
Second Quarter 2007 Supplemental Financial Information August 13, 2007

DTE Energy Company
Consolidated Statement of Financial Position (unaudited)

	June 30	December 31
	2007	2006
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$993	$147
Restricted cash	143	146
Accounts receivable (less allowance for doubtful accounts of $179 and $170, respectively)
Customer	1,391	1,427
Customer Collateral held by others	102	68
Other	205	442
Accrued power and gas supply cost recovery revenue	88	117
Inventories
Fuel and gas	530	562
Materials and supplies	180	153
Deferred income taxes	283	245
Assets from risk management and trading activities	273	461
Other	148	193

	4,336	3,961

Investments
Nuclear decommissioning trust funds	794	740
Other	520	505

	1,314	1,245

Property
Property, plant and equipment	19,024	19,224
Less accumulated depreciation and depletion	(7,564)	(7,773)

	11,460	11,451

Other Assets
Goodwill	2,043	2,057
Regulatory assets	3,112	3,226
Securitized regulatory assets	1,182	1,235
Intangible assets	72	72
Notes receivable	149	164
Assets from risk management and trading activities	94	164
Prepaid pension assets	75	71
Other	121	139

	6,848	7,128

Total Assets	$23,958	$23,785

The Consolidated Statement of Financial Position (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q

DTE Energy Company
Consolidated Statement of Financial Position (unaudited)

	June 30	December 31
	2007	2006
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,344	$1,145
Accrued interest	116	115
Dividends payable	91	94
Short-term borrowings	801	1,131
Gas inventory equalization	145	—
Current portion of long-term debt, including capital leases	403	354
Liabilities from risk management and trading activities	263	437
Deferred gains from asset sales	288	208
Other	701	680

	4,152	4,164

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,816	5,918
Securitization bonds	1,124	1,185
Trust preferred-linked securities	289	289
Capital lease obligations	75	82

	7,304	7,474

Other Liabilities
Deferred income taxes	1,562	1,465
Regulatory liabilities	808	765
Asset retirement obligations	1,248	1,221
Unamortized investment tax credit	113	120
Liabilities from risk management and trading activities	411	259
Liabilities from transportation and storage contracts	137	157
Accrued pension liability	393	388
Accrued postretirement liability	1,424	1,414
Deferred gains from asset sales	16	36
Nuclear decommissioning	126	119
Other	328	312

	6,566	6,256

Commitments and Contingencies

Minority Interest	47	42

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 170,649,715 and 177,138,060 shares issued and outstanding, respectively	3,311	3,467
Retained earnings (less FIN 48 cumulative effect adjustment of $5 in 2007)	2,700	2,593
Accumulated other comprehensive loss	(122)	(211)

	5,889	5,849

Total Liabilities and Shareholders’ Equity	$23,958	$23,785

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Six Months Ended
	June 30
	2007	2006
(in Millions)
Operating Activities
Net Income	$519	$103
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	467	446
Deferred income taxes	(4)	53
Gain on sale of interests in synfuel projects	(77)	(20)
Gain on sale of non-utility business	(897)	—
Other asset (gains), losses and reserves, net	10	2
Impairment of synfuel projects	—	122
Partners’ share of synfuel project losses	(115)	(180)
Contributions from synfuel partners	101	129
Cumulative effect of accounting change	—	(1)
Changes in assets and liabilities, exclusive of changes shown separately	994	260

Net cash from operating activities	998	914

Investing Activities
Plant and equipment expenditures — utility	(480)	(574)
Plant and equipment expenditures — non-utility	(141)	(144)
Acquisitions, net of cash acquired	—	(27)
Proceeds from sale of interests in synfuel projects	221	163
Refunds to synfuel partners	(16)	—
Proceeds from sale of non-utility business	1,258	—
Proceeds from sale of other assets, net	11	34
Restricted cash for debt redemptions	4	(5)
Proceeds from sale of nuclear decommissioning trust fund assets	124	99
Investment in nuclear decommissioning trust funds	(140)	(118)
Other investments	(30)	(31)

Net cash from (used for) investing activities	811	(603)

Financing Activities
Issuance of long-term debt	—	545
Redemption of long-term debt	(111)	(620)
Short-term borrowings, net	(330)	(50)
Repurchase of common stock	(333)	(10)
Dividends on common stock	(187)	(182)
Other	(2)	(6)

Net cash used for financing activities	(963)	(323)

Net Increase (Decrease) in Cash and Cash Equivalents	846	(12)
Cash and Cash Equivalents at Beginning of the Period	147	88

Cash and Cash Equivalents at End of the Period	$993	$76

The Consolidated Statement of Cash Flows (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2007	2006	2007	2006

Operating Revenues	$1,210	$1,175	$2,304	$2,225

Operating Expenses
Fuel and purchased power	402	409	756	718
Operation and maintenance	380	369	728	714
Depreciation and amortization	198	168	380	335
Taxes other than income	69	65	141	134
Asset (gains) and reserves, net	(1)	—	6	—

	1,048	1,011	2,011	1,901

Operating Income	162	164	293	324

Other (Income) and Deductions
Interest expense	75	76	149	148
Interest income	(2)	(1)	(3)	(1)
Other income	(7)	(6)	(18)	(13)
Other expenses	6	10	15	20

	72	79	143	154

Income Before Income Taxes	90	85	150	170

Income Tax Provision	30	28	50	55

Income Before Accounting Change	60	57	100	115

Cumulative Effect of Accounting Change	—	—	—	1

Reported Earnings	60	57	100	116

Adjustments
Effective tax rate normalization	1	1	2	1
Regulatory asset surcharge	3	—	6	—
Performance Excellence Process	—	23	—	31
Detroit Thermal Reserve	—	—	6	—

	4	24	14	32

Operating Earnings	$64	$81	$114	$148

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to
Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2007	2006	2007	2006

Operating Revenues	$305	$229	$1,166	$1,092

Operating Expenses
Cost of gas	158	88	771	712
Operation and maintenance	111	110	220	229
Depreciation and amortization	24	24	45	47
Taxes other than income	15	13	29	28
Asset (gains) and losses, net	—	3	3	3

	308	238	1,068	1,019

Operating Income (Loss)	(3)	(9)	98	73

Other (Income) and Deductions
Interest expense	12	15	27	32
Interest income	(5)	(2)	(7)	(4)
Other income	(2)	(2)	(5)	(4)
Other expenses	1	—	2	1

	6	11	17	25

Income (Loss) Before Income Taxes	(9)	(20)	81	48
Income Tax Provision (Benefit)	(2)	(7)	21	11

Reported Earnings (Loss)	(7)	(13)	60	37

Adjustments
Effective tax rate normalization	3	2	(2)	(2)
Performance Excellence Process	1	2	2	4

	4	4	—	2

Operating Earnings (Loss)	$(3)	$(9)	$60	$39

The Consolidated Statement of operations (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

DTE Energy Debt/Equity Calculation
As of June 30, 2007
($ millions)

Short-term borrowings	$801
Current portion of long-term debt, including capital leases	403
Mortgage bonds, notes and other	5,816
Securitization bonds	1,124
Capital lease obligations	75
less MichCon short-term debt	—
less Securitization bonds, including current portion	(1,238)

Total debt	6,981

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,889

Total capitalization	$13,159

Debt	53.0%
Preferred	2.2%
Common shareholders’ equity	44.8%

Total	100.0%

Sales Analysis — Q2 2007

Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2007	Q2 2006	% Change
Residential	3,718	3,514	6%
Commercial	4,871	4,506	8%
Industrial	3,322	3,209	4%
Other	804	792	2%

	12,715	12,021	6%
Choice*	524	984	-47%

TOTAL SALES	13,239	13,005	2%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2007	Q2 2006	% Change
Residential	398,757	380,178	5%
Commercial	440,434	411,570	7%
Industrial	214,972	207,966	3%
Other	42,914	42,830	0%

	1,097,077	1,042,544	5%
Choice*	9,412	22,067	-57%

TOTAL REVENUES	1,106,489	1,064,611	4%

*	Distribution charge, includes Dearborn Industrial Group revenues

Gas Sales — MichCon Service Area (Mcf)

	Q2 2007	Q2 2006	% Change
Residential	16,260,472	13,361,179	22%
Commercial	4,868,998	3,747,549	30%
Industrial	140,387	160,681	-13%

	21,269,857	17,269,409	23%
End User Transportation*	23,832,347	27,338,128	-13%

TOTAL SALES	45,102,204	44,607,537	1%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q2 2007	Q2 2006	% Change
Residential	189,088	167,356	13%
Commercial	54,065	45,044	20%
Industrial	1,445	1,785	-19%

	244,598	214,185	14%
End User Transportation*	28,224	26,836	5%

TOTAL REVENUES	272,822	241,021	13%

*	Includes choice customers

Weather

Cooling Degree Days
Detroit Edison service territory

	Q2 2007	Q2 2006	% Change
Actuals	277	225	23%
Normal	193	193	n/m

Deviation from normal	43%	17%
Heating Degree Days
MichCon service territory

	Q2 2007	Q2 2006	% Change
Actuals	784	683	15%
Normal	840	853

Deviation from normal	-7%	-20%